EXHIBIT 13.02

Certification by the Principal Financial Officer pursuant to

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of BRF S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lorival Nogueira Luz Júnior, Global Chief Operating Officer and Interim Chief Financial and Investor Relations Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2019
/s/ Lorival Nogueira Luz Júnior
Name:	Lorival Nogueira Luz Júnior
Title:	Global Chief Operating Officer and Interim Chief Financial and Investor Relations Officer (Principal Financial Officer)